UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): January 24, 2000
                          THE ZIEGLER COMPANIES, INC.
               (Exact name of Registrant as specified in its charter)
      Wisconsin                    1-10854                   39-1148883
(State of incorporation)    (Commission File No.)     (I.R.S. Employer Id. No.)
                            215 North Main Street
                       West Bend, Wisconsin 53095-3317
              (Address of principal executive offices) (Zip Code)
                                (262) 334-5521
             (Registrant's telephone number, including area code)

Item 5.  Management Changes.
On January 24, 2000, The Ziegler Companies, Inc. appointed John J.
Mulherin to the positions of president and chief executive officer of The Ziegler Companies, Inc. effective mid-February, 2000. Mr. Mulherin, 48, comes to The Ziegler Companies, Inc. from Villanova Capital, the asset management group of Nationwide Insurance, where he was chief administrative officer.
Prior to Nationwide, Mulherin was president of National Financial
Correspondent Services Company, Boston, a clearing subsidiary of Fidelity Investments. Prior to that position, he was the chief operating officer of Fidelity Investments Institutional Services Company, a mutual fund distribution and services organization. Mr. Mulherin also has extensive experience in the banking industry, serving in senior management positions with First National Bank of Chicago and the former Continental Bank, Chicago.
                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                          THE ZIEGLER COMPANIES, INC.
Date:  February 3, 2000                   By:  /s/ S. Charles O'Meara
                                          S. Charles O'Meara
                                          Sr. Vice President and General Counsel

                    THE ZIEGLER COMPANIES, INC.
           Exhibit Index to Current Report on Form 8-K
                     Dated January 24, 2000
Exhibit Number			          Exhibit
   99.1                    Press release, dated January 24, 2000 of The Ziegler
                           Companies, Inc.
EXHIBIT 99.1
FOR RELEASE AFTER 3 P.M. CST                         CONTACT:  Peter D. Ziegler
January 24, 2000                                               President and CEO
                                                               262-334-5521
Ziegler elects new president, CEO; announces 1999 earnings; declares dividend
       WEST BEND, WIS. January 24, 2000 - The board of directors of The
Ziegler Companies, Inc., [AMEX: ZCO], a financial services holding company, announced today that John J. Mulherin has been elected president and chief executive officer of the Ziegler Companies, Inc., effective upon his employment in mid-February. Mulherin will succeed Peter D. Ziegler, who will retain his role as chairman.
        Mulherin, 48, comes to Ziegler from Villanova Capital, the asset management group of Nationwide Insurance, where he was chief administrative officer. Prior to Nationwide, Mulherin was president of National Financial Correspondent Services Company, Boston, a clearing subsidiary of Fidelity Investments. Prior to that position, he was the chief operating officer of Fidelity Investments Institutional Services Company, a mutual fund distribution and services organization. Mulherin also has extensive experience in the banking industry, serving in senior management positions with First National Bank of Chicago and the former Continental Bank, Chicago.
        "We have recruited John Mulherin to maintain the momentum we have created," said Mr. Ziegler. "With the recent sale of WRR Environmental
Services Co., Inc. and Ziegler Thrift Trading, Inc., The Ziegler Companies,
Inc. is very well positioned with a clear focus on our core businesses of investment banking/capital markets and investment services/consulting. Our capital position is strong," he said. "With this focus we are in great shape to compete successfully in the new century."
       The Ziegler Companies, Inc. also released its unaudited financial results. In the three months ended December 31, 1999, total revenues were $30,731,000 compared to $20,241,000 in the fourth quarter of 1998. Net income from continuing operations for the quarter was $1,430,000 or 60 cents per share, compared to a net loss from continuing operations of $1,547,000 or 66 cents per share in the fourth quarter of 1998. For the fiscal year ended December 31, 1999, total revenues and income from continuing operations were $96,682,000 and $975,000, respectively, versus revenues of $72,260,000 and a net loss of $3,195,000 in 1998. Earnings per share from continuing operations were 40 cents versus a prior year loss of $1.35 per share.
       Total net income for 1999 was largely a function of gains on the sales of Ziegler Thrift Trading, Inc. and WRR Environmental Services Co., Inc., aggregating $3,637,000 and $398,000 respectively. Offsetting those gains, the company wrote down $2,250,000 of goodwill attributable to the 1997 acquisition of its GS2 subsidiary and experienced a loss from continuing operations of $1,110,000 net of the Ziegler Thrift Trading, Inc. income in 1999 of $702,000.
       Ziegler's board of directors also today declared a 13 cent regular quarterly dividend for the fourth quarter; the dividend is payable February
17, 2000, to shareholders of record on February 3, 2000.
       Book value per share at December 31, 1999 was $20.31.
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CONSOLIDATED STATEMENTS OF EARNINGS

                                                   Three Months Ended Dec 31    Twelve Months Ended Dec 31
	                                                          1999 	        1998 	           1999         1998
Revenues Before Interest and Dividends              $29,089,000   $18,355,000      $90,226,000  $63,727,000
Interest and dividends                                1,642,000     1,886,000        6,456,000    8,533,000
Total Revenues                                       30,731,000    20,241,000       96,682,000   72,260,000
Operating Expenses                                   26,164,000    21,726,000       89,554,000   70,934,000
Interest Expense                                        954,000     1,080,000        3,999,000    6,476,000
Income (Loss) from Continuing Operations
     Before Income Taxes                              3,613,000    (2,565,000)       3,129,000   (5,150,000)
Income (Loss) from Continuing Operations              1,430,000    (1,547,000)         975,000   (3,195,000)
Income from Discontinued Operations net of Taxes        197,000      (132,000)         537,000      354,000
Net Income (Loss)                                     1,627,000    (1,679,000)       1,512,000   (2,841,000)
Earnings (Loss) Per Share of Common Stock
     from Continuing Operations: Basic                     0.60         (0.66)            0.40        (1.35)
Earnings (Loss) Per Share of Common Stock
     from Continuing Operations: Diluted                   0.59        	(0.66)            0.40        (1.35)
Earnings (Loss) Per Share of Common Stock
     from Discontinued Operations: Basic & Diluted         0.08        	(0.05)            0.22         0.15
Earnings (Loss) Per Share of Common Stock:  Basic          0.68         (0.71)            0.62        (1.20)
Earnings (Loss) Per Share of Common Stock:  Diluted        0.67        	(0.71)            0.62        (1.20)
Average Number of Shares Outstanding - Basic          2,399,692     2,357,969        2,420,484    2,368,560
Average Number of Shares Outstanding - Diluted        2,426,710     2,406,483        2,446,578    2,435,738
The forward-looking statements in this announcement are subject to a number of risks and uncertainties, in particular, the overall financial health of the securities industry and the health care sector of the U.S.
economy, as well as the ability to attract and retain qualified employees.  The company believes that it has sufficient capital, talent, and product offerings to meet the anticipated quarterly dividend and produce growth in the company's revenues and net income.